As filed with the Securities and Exchange Commission on March 8, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2013

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

Davidson Multi-Cap Equity Fund
Davidson Small/Mid Equity Fund
Semi-Annual Report
December 31, 2012

Dear Shareholder:

It was an eventful second half of 2012, during which we saw progress toward resolution of several overhanging macroeconomic issues. With elections completed in the U.S. and reprieve from the impending fiscal cliff, headway in the creation of a sovereign banking union in Europe, and a more optimistic outlook on growth prospects in China, equity markets showed strength, despite lingering concerns pending ultimate resolution to these issues, among others. It was also an eventful time for Davidson Funds, with the launch of the Davidson Small/Mid Equity Fund on June 29th. We are pleased to offer this investment option to our shareholders, alongside the Davidson Multi-Cap Equity Fund.

Multi-Cap Equity Fund

The Russell 3000® Index, the benchmark for the Davidson Multi-Cap Equity Fund, finished the six month period ending December 31, 2012 up 6.49%. The Class A shares of the Fund generated a total return of 3.14% on a fully-loaded basis and 8.56% on a no-load* basis during the six month period ending December 31, 2012. The Class C shares generated a total return of 7.09% on a fully-loaded basis and a total return of 8.09% on a no-load* basis over the same time period.

The largest contribution to performance came from the Information Technology sector. In particular, Applied Micro Circuits Corp. was buoyed by the company’s better than expected 3rd quarter results and favorable guidance announced in October, as well as the release of further details regarding a previously announced cost reduction initiative. The Financials sector showed broad-based strength with continued progress toward a “fiscal cliff” resolution; portfolio holdings Redwood Trust, Inc., Morgan Stanley and JP Morgan Chase & Co. performed particularly well. Within the Consumer Discretionary sector, Ford Motor Company was a solid performer. The company reported better than expected 3rd quarter results driven by record operating margins. North American sales volume was favorable, and margins were boosted by higher net pricing. Also in the Consumer Discretionary sector, The McGraw Hill Companies, Inc. and Blue Nile, Inc. performed favorably after reporting strong quarterly results. Healthcare holding Gilead Sciences, Inc. also contributed positively to performance. The biotechnology company has garnered increased interest as of late, with FDA approval for Stribild, a 4-in-1 treatment for HIV. Additionally, expectations are high for its next generation Hepatitis C drug program, and the company’s long-term research pipeline appears very attractive. Stock selection within the Materials sector was the primary detractor from performance, as the Fund’s lack of metal exposure negatively impacted relative performance compared with the Russell 3000® Index. Additionally, our investment in Telecommunication Services holding NII Holdings, Inc. detracted from performance, with deteriorating business fundamentals and financing concerns being the main reasons for the stock’s poor performance.

Over the six-month period ending December 31, 2012, we made several changes to the Fund. In August, given the aforementioned fundamental deterioration in NII Holdings, Inc., we exited our position, allowing flexibility to deploy capital to other areas of opportunity in the market. We added to our position of Laboratory Corp. of America Holdings, a provider of clinical laboratory tests, which we believe is well-poised to capitalize on changes underway in the U.S. healthcare system, providing ample opportunity for revenue growth and margin expansion. In September, we initiated a position in General Mills, Inc., a leading global food products company with a broad portfolio of products. We find General Mills, Inc. to be an attractive investment for several reasons. One, the company is refocusing its efforts in the yogurt space. Two, it is expanding its international presence to take advantage of higher population growth in some foreign markets. Three, the company has a long history of strong cash flow and shareholder-friendly capital allocation policies, which we believe should be beneficial to investors over the next several years. In October, we sold our position in healthcare IT provider Cerner Corp. and initiated a position in Waters Corp., a provider of liquid chromatography (LC), mass spectrometry (MS), and thermal analysis technologies for biopharmaceutical, industrial, food and environmental testing, and university and government laboratories. Given the attractive recurring revenue business model and margins, strong competitive position and recent new product introductions, we believe Waters Corp. is poised for further growth in current markets, as well as new industries. In December, we eliminated our position in Fiserv, Inc., reallocating the proceeds into E.I. DuPont de Nemours & Co. (DuPont) and International Business Machines Corp. (IBM). Additionally, the acquisition of Cooper Industries by Eaton Corporation was completed; we retained the resulting shares of Eaton Corporation, a global manufacturer of power control and management systems used by both original equipment manufacturers and aftermarket customers. Growth in the company’s Electrical business, combined with attractive growth opportunities in the Aerospace, Trucking and Auto divisions create a compelling investment opportunity with economic growth.

Small/Mid Equity Fund

The Russell 2500® Index, the benchmark for the Davidson Small/Mid Equity Fund, finished the six month period ending December 31, 2012 up 8.84%. Both the Class A and Class C shares of the Fund lagged the Russell 2500® Index, primarily due to stock selection. The Class A shares of the Fund generated a total return of -6.95% on a fully-loaded basis and -2.04% on a no-load* basis during the six month period ending December 31, 2012. The Class C shares generated a total return of -3.34% on a fully-loaded basis and a total return of -2.38% on a no-load* basis over the same time period.

Fund performance was positively impacted by our sector allocation away from the Utilities sector. Industrials sector holding GeoEye, Inc. also positively contributed to performance, with the announcement of a planned merger with DigitalGlobe Inc., its chief competitor in geospatial imagery. The combined entity is expected to benefit from operational synergies and cost savings, of particular importance in light of continued governmental funding concerns. The primary detractor from performance over this time period was Financials sector holding Green Dot Corp. On its 2nd quarter earnings call, the company significantly lowered forward guidance based on longer than anticipated activation delays brought about by increased anti-money laundering security precautions. Management also acknowledged that certain retail partners were exploring non-exclusive agreements, likely leading to decreased market share. The prepaid debit space is an emerging secular growth market that is highly competitive, requiring management to respond appropriately to such competitive threats. Within the Technology sector, ServiceSource International Inc., a manager of service contract renewals on behalf of customers primarily in the technology and healthcare industries, also detracted from performance. While the company reported better than expected 3rd quarter results, guidance for 4th quarter was disappointing; reduced scope of engagement by several customers due to economic pressure and a slower than expected ramp in converting actual contract value (ACV) to revenue were to blame. Despite the near-term disappointment, we continue to believe that ServiceSource International Inc. has a clear first-mover advantage in this growing industry that could drive market share gains in the future. Stock selection in the Consumer Discretionary sector negatively impacted performance. Herbalife Ltd. declined following an impassioned short call made by hedge fund manager Bill Ackman. Like Greenlight Capital’s David Einhorn before him, Ackman alleges the multi-level sales model utilized by Herbalife Ltd. is misleading to investors, and is not sustainable over the long run.

Over the six-month period ending December 31, 2012, we made several changes to the Fund. In July, we reduced our exposure to Green Dot Corp. and continue to closely monitor the company‘s reaction to the evolving competitive landscape. Encouragingly, the company reported favorable 3rd quarter results and increased insider buying activity, generally a bullish signal. In August, we took advantage of stock appreciation of Lumber Liquidators Holdings Inc., selling our position and investing the proceeds in MICROS Systems, Inc. MICROS Systems, Inc. is the dominant supplier of sophisticated point-of-sale systems for restaurants (table service and quick service), hotels (internationally and domestically including the casino and institutional markets), and specialty retailers. We believe the demand for the company’s product suite will contribute to growing sales, profits, and free cash flow, all of which should enhance shareholder value. In October, we exited our position in Lincoln Electric Holdings, Inc.; we reallocated the proceeds to further investments in MICROS Systems, Inc. and Richie Brothers Auctioneers. In November, we exited our position of GeoEye, given the company’s imminent merger with DigitalGlobe. In December, we liquidated our position in Herbalife Ltd., feeling our investors are best served to stay on the sidelines at this time, taking advantage of other opportunities in the market. As such, we initiated a new position in Select Comfort Corp., the manufacturer and retailer of the Sleep Number Bed. Sold exclusively in their store network, the product’s distinguishing feature is its ability to customize the firmness of each side of the bed; 90% of couples have different firmness preferences. We believe this vertically integrated retailer is in the early stages of long-term market share gains. The business model has impressive cash flow characteristics, and solid store level economics, as well as margin improvement opportunities. Finally, we believe Select Comfort Corp. has the potential to benefit from a recovery of the U.S. housing industry. We believe that as the market migrates from a short-term mindset to one that once again appreciates investments in companies with long-term growth prospects, free cash flow generation and potential operating leverage, our disciplined approach to portfolio construction and management has the potential to return to favor.

Outlook

The U.S. equities market finished the year higher, despite several looming macro issues – the ongoing European debt crisis, uncertainty regarding China’s growth trajectory and leadership transition, U.S. election results and the “fiscal cliff.” Although Europe is far from cured, the OMT (Outright Monetary Transactions) program and movement toward a banking union have dramatically improved sentiment regarding Europe and placated fears of a collapse. Essentially, the OMT has stabilized asset prices, helping to stem capital flight from Europe with the threat of an open-ended purchasing program, making it more difficult to speculate on a sell-off. While not a panacea, the OMT has restored the influence of ECB (European Central Bank) monetary policy and has effectively put a floor under the Eurozone crisis, something previous policy attempts have failed to do. For example, the LTRO (Long-term Refinancing Operation) actually encouraged capital flight and the fragmentation of European financial markets, and the SMP (Securities Markets Programme) encouraged foreigners to unload peripheral bonds onto the ECB. As for China, fears of a severe falloff in growth (a so-called “hard landing”) have been allayed by more favorable economic data and indications that new leadership will continue policies of expansion.

The remaining uncertainty surrounds U.S. fiscal policy. Election results have done little to settle disputes over tax and spending policies. Issues surrounding the “fiscal cliff” have been vetted and, thanks to an eleventh hour approval by the U.S. House of Representatives, a bill mitigating tax hikes on the middle class and delaying spending cuts was passed. However, the continued partisan division in Washington has eroded confidence and heightened sensitivities to risk and uncertainty. Perhaps the silver lining of the situation is a stark reality check regarding our government debt issues, forcing our leaders to confront budgetary matters facing our country, rather than continue down an unsustainable path. We feel the U.S. continues to be in an advantageous position relative to other developed countries, and remains the only self-sustaining economy with enviable natural resources, favorable demographics, sufficient internal consumption, productive workforce, and global competitiveness. When the budget issue is ultimately resolved, we are optimistic that investor focus will once again return to corporate-level fundamentals with strong balance sheets, streamlined inventories, healthy profit margins, and attractive equity valuations.

As we start 2013, we continue to be focused on identifying companies demonstrating the ability to grow despite the sluggish macro environment. We see the potential for a number of positive catalysts notably unfolding over the next year: a sustained recovery in housing, growth in U.S. oil & gas production, significant household deleveraging, continued loan growth from banks, and an expanding replacement cycle for many industrial equipment manufacturers, all of which could prove beneficial to many companies in the Funds. Small- and mid-cap companies have exhibited attractive fundamental and valuation characteristics, which we believe makes them particularly appealing at this time. Given continued economic uncertainty, we remain diligent in recognizing investment risks and striking the appropriate balance between near-term uncertainty and long-term opportunity. We thank you for your trust in Davidson Investment Advisors and the Davidson Funds.

Sincerely,

Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in ETFs, are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Funds will bear their shares of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe. It is not possible to invest directly in an index.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

Free cash flow, a measure of financial performance, is calculated by subtracting capital expenditures from operating cash flow. Free cash flow represents residual cash generated by a company after expenditures to maintain or expand its asset base.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

*The no-load basis refers to the performance with front-end and back-end sales loads waived.

Davidson Investment Advisors, Inc is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Funds
Expense Example at December 31, 2012 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A and Class C of each Fund at the beginning of the period and held for the entire period (7/1/12 – 12/31/2012).

Actual Expenses
For each class of the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund, two lines are presented in the tables below. The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% and 1.90% per the operating expense limitation agreement for the Davidson Multi-Cap Equity Fund Class A and Class C, respectively, and 1.40% and 2.15% for the Davidson Small/Mid Equity Class A and Class C, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Davidson Multi-Cap Equity Fund - Class A

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 – 12/31/12
Actual	$1,000.00	$1,085.60	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Funds
Expense Example at December 31, 2012 (Unaudited), continued

Davidson Multi-Cap Equity Fund - Class C

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 – 12/31/12
Actual	$1,000.00	$1,080.90	$9.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65

*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Small/Mid Equity Fund - Class A

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 – 12/31/12
Actual	$1,000.00	$979.60	$6.99
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Small/Mid Equity Fund - Class C

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 – 12/31/12
Actual	$1,000.00	$976.20	$10.71
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92

*Expenses are equal to the Fund’s annualized expense ratio of 2.15%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Funds
Sector Allocation of Portfolio Assets - December 31, 2012 (Unaudited)

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	COMMON STOCKS - 97.19%	Value
	Aerospace and Defense 2.23%
13,395	United Technologies Corp.	$1,098,524
	Air Freight and Logistics 1.86%
9,980	FedEx Corp.	915,366
	Automobiles 2.19%
83,060	Ford Motor Co.	1,075,627
	Beverages 2.08%
14,945	PepsiCo, Inc.	1,022,686
	Biotechnology 3.59%
8,205	Amgen, Inc.	708,256
14,385	Gilead Sciences, Inc. (a)	1,056,578
		1,764,834

	Capital Markets 4.15%
47,175	Morgan Stanley	901,986
24,245	State Street Corp.	1,139,757
		2,041,743

	Chemicals 4.39%	1,141,789
25,390	E.I. du pont de Nemours & Co.	1,018,432
9,305	Praxair, Inc.	2,160,221

	Commercial Banks 2.45%
35,195	Wells Fargo & Co.	1,202,965

	Communications Equipment 4.42%
52,750	Cisco Systems, Inc.	1,036,538
18,370	QUALCOMM, Inc.	1,139,307
		2,175,845

	Computers and Peripherals 5.35%
2,870	Apple, Inc.	1,529,796
5,737	International Business Machines Corp.	1,098,923
		2,628,719

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	COMMON STOCKS - 97.19%, continued	Value
	Diversifed Financial Services 2.35%
26,260	JPMorgan Chase & Co.	$1,154,652
	Diversified Telecommunication Services 0.88%
10,000	Verizon Communications, Inc.	432,700
	Electric Utilities 1.57%
21,250	Black Hills Corp.	772,225
	Electrical Equipment 2.06%
18,725	Eaton Corp. PLC (b)	1,014,895
	Energy Equipment and Services 3.59%
19,065	Baker Hughes, Inc.	778,615
16,613	Ensco PLC (b)	984,819
		1,763,434
	Food Products 3.68%
29,960	ArcherDanielsMidland Co.	820,605
24,530	General Mills, Inc.	991,257
		1,811,862

	Health Care Equipment and Supplies 1.79%
11,260	Becton, Dickinson & Co.	880,419
	Health Care Providers and Services 4.10%
20,552	Express Scripts Holding Co. (a)	1,109,808
10,455	Laboratory Corporation of America Holdings (a)	905,612
		2,015,420
	Hotels, Restaurants and Leisure 1.70%
11,460	Buffalo Wild Wings, Inc. (a)	834,517
	Household Durables 1.35%
33,630	D.R. Horton, Inc.	665,201
	Household Products 3.62%
14,280	Church & Dwight Co., Inc.	764,979
12,715	Energizer Holdings, Inc.	1,016,946
		1,781,925

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	COMMON STOCKS - 97.19%, continued	Value
	Industrial Conglomerates 3.79%
10,450	3M Co.	$970,282
42,515	General Electric Co.	892,390
		1,862,672
	Insurance 2.01%
34,670	Principal Financial Group, Inc.	988,788
	Internet and Catalog Retail 1.83%
23,375	Blue Nile, Inc. (a)	899,938
	Internet Software & Services 2.45%
1,695	Google, Inc. Class A (a)	1,202,382
	Life Sciences Tools and Services 1.07%
6,030	Waters Corp. (a)	525,334
	Machinery 2.08%
22,670	PACCAR, Inc.	1,024,911
	Media 4.53%
20,170	McGrawHill Companies, Inc.	1,102,694
11,585	Time Warner Cable, Inc.	1,125,946
		2,228,640
	MultiUtilities 1.41%
9,790	Sempra Energy	694,503
	Oil, Gas and Consumable Fuels 7.12%
8,810	Chevron Corp.	952,713
14,710	Devon Energy Corp.	765,508
11,710	Exxon Mobil Corp.	1,013,501
25,090	Marathon Oil Corp.	769,260
		3,500,982
	Real Estate Investment Trusts (REITs) 4.31%
66,610	Redwood Trust, Inc.	1,125,043
43,315	Starwood Property Trust, Inc.	994,512
		2,119,555

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	COMMON STOCKS - 97.19%, continued	Value
	Semiconductors and Semiconductor Equipment 1.53%
89,515	Applied Micro Circuits Corp. (a)	$751,926
	Software 5.66%
37,350	Fortinet, Inc. (a)	786,964
15,940	Intuit	948,430
24,670	MICRO Systems, Inc. (a)	1,046,995
		2,782,389

	TOTAL COMMON STOCKS (Cost $40,087,349)	47,795,800

	SHORT-TERM INVESTMENTS - 2.99%
1,468,724	Fidelity Institutional Government Portfolio Class I, 0.01% (c)	1,468,724
	TOTAL SHORTTERM INVESTMENTS (Cost $1,468,724)	1,468,724

	Total Investments in Securities (Cost $41,556,073) 100.18%	49,264,524
	Liabilities in Excess of Other Assets (0.18)%	(87,975)
	NET ASSETS 100.00%	$49,176,549

	(a) Non-income producing security.
	(b) U.S. traded security of a foreign issuer.
	(c) Rate shown is the 7-day annualized yield as of December 31, 2012.

	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	COMMON STOCKS - 90.66%	Value
	Building Products 1.08%
745	Simpson Manufacturing Co., Inc.	$24,429
	Capital Markets 2.74%
2,200	LPL Financial Holdings, Inc.	61,952
	Chemicals 2.63%
650	Airgas, Inc.	59,339
	Commercial Banks 5.12%
7,510	CoBiz Financial, Inc.	56,100
1,065	SVB Finanical Group (a)	59,608
		115,708
	Commercial Services and Supplies 6.16%
5,670	InnerWorkings, Inc. (a)	78,133
2,915	Ritchie Bros. Auctioneers, Inc. (b)	60,894
		139,027
	Consumer Finance 6.13%
1,910	Green Dot Corp. Class A (a)	94,774
3,570	First Cash Financial Services, Inc. (a)	43,554
		138,328
	Diversified Consumer Services 3.18%
2,545	Capella Education Co. (a)	71,845
	Electronic Equipment, Instruments and Components 1.95%
1,970	FLIR Systems, Inc.	43,951
	Energy Equipment and Services 3.24%
3,530	Superior Energy Services, Inc. (a)	73,142
	Health Care Equipment and Supplies 3.95%
4,245	Masimo Corp. (a)	89,187
	Health Care Providers and Services 3.25%
2,665	U.S. Physical Therapy, Inc.	73,394
	Internet and Catalog Retail 2.86%
1,680	Blue Nile, Inc. (a)	64,680

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	COMMON STOCKS - 90.66% - continued	Value
	Internet Software and Services 3.09%
7,590	Dice Holdings, Inc. (a)	$69,676
	IT Services 6.62%
650	Alliance Data Systems Corp. (a)	94,094
9,465	ServiceSource International, Inc. (a)	55,370
		149,464
	Machinery 2.92%
1,730	Woodward, Inc.	65,965
	Media 6.08%
4,115	Imax Corp. (a)(b)	92,505
3,475	ReachLocal, Inc. (a)	44,862
		137,367
	Metals and Mining 2.37%
1,765	Allegheny Technologies, Inc.	53,585
	Oil, Gas and Consumable Fuels 3.34%
1,740	Whiting Petroleum Corp. (a)	75,464
	Real Estate Investment Trusts (REITs) 1.53%
2,245	Terreno Realty Corp.	34,663
	Semiconductors and Semiconductor Equipment 5.37%
810	NVE Corp. (a)	44,947
17,030	RF Micro Devices, Inc. (a)	76,294
		121,241
	Software 9.72%
2,795	Fortinet, Inc. (a)	58,890
1,445	MICRO Systems, Inc. (a)	61,326
4,605	RealPage, Inc. (a)	99,330
		219,546
	Specialty Retail 1.45%
1,250	Select Comfort Corp. (a)	32,713
	Textiles, Apparel and Luxury Goods 3.79%
3,365	True Religion Apparel, Inc.	85,538

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
December 31, 2012 (Unaudited)

Shares	COMMON STOCKS - 90.66%, continued	Value
	Trading Companies and Distributors 2.09%
3,850	Houston Wire & Cable Co.	$47,240

	TOTAL COMMON STOCKS (Cost $2,042,670)	2,047,444

	EXCHANGE-TRADED FUNDS - 1.44%
385	iShares Russell 2000 Index Fund	32,451
	TOTAL EXCHANGE-TRADED FUNDS (Cost $32,295)	32,451

	SHORT-TERM INVESTMENTS 5.32%
120,090	Fidelity Institutional Government Portfolio Class I, 0.01% (c)	120,090
	TOTAL SHORT-TERM INVESTMENTS (Cost $120,090)	120,090

	Total Investments in Securities (Cost $2,195,055) 97.42%	2,199,985
	Other Assets in Excess of Liabilities 2.58%	58,287
	NET ASSETS 100.00%	$2,258,272

	(a) Non-income producing security.
	(b) U.S. traded security of a foreign issuer.
	(c) Rate shown is the 7-day annualized yield as of December 31, 2012.

	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2012 (Unaudited)

ASSETS	Davidson Multi-Cap Equity Fund	Davidson Small/Mid Equity Fund
Investments in securities, at value (identified cost $41,556,073 and $2,195,055, respectively)	$49,264,524	$2,199,985
Receivables
Dividends and interest	51,206	364
Fund shares sold	22,083	92,048
Due from Advisor (Note 4)	-	12,619
Prepaid expenses	17,558	12,035
Total assets	49,355,371	2,317,051

LIABILITIES
Payables
12b-1 fees	57,762	3,432
Fund shares redeemed	43,174	-
Transfer agent fees and expenses	16,532	9,364
Administration fees	15,997	8,581
Advisory fees	15,551	-
Fund accounting fees	10,091	7,947
Audit fees	9,569	7,858
Miscellaneous fees	3,225	730
Shareholder reporting	2,804	1,454
Chief Compliance Officer fee	2,282	2,025
Custody fees	1,835	-
Due to Affiliates	-	16,171
Trustee Fees	-	1,217
Total liabilities	178,822	58,779

NET ASSETS	$49,176,549	$2,258,272

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$36,920,194	$1,607,921
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,203,399	110,525
Net asset value and redemption price per share	$16.76	$14.55
Maximum offering price per share (Net asset value per share divided by 95.00%)	$17.64	$15.32

Class C
Net assets applicable to shares outstanding	$12,256,355	$650,351
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	743,550	44,863
Net asset value and offering price per share (Note 1)	$16.48	$14.50

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited), Continued

	Davidson Multi-Cap Equity Fund	Davidson Small/Mid Equity Fund
COMPONENTS OF NET ASSETS
Paid-in capital	$40,233,123	$2,307,699
Undistributed net investment income/(loss)	31,179	(2,093)
Accumulated net realized gain/(loss) on investments	1,203,796	(52,264)
Net unrealized appreciation on investments	7,708,451	4,930
Net assets	$49,176,549	$2,258,272

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF OPERATIONS at December 31, 2012 (Unaudited)

	Davidson Multi-Cap Equity Fund	Davidson Small/Mid Equity Fund
INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $0 and $54, respectively)	$575,148	$12,759
Interest	45	6
Total investment income	575,193	12,765

Expenses
Advisory fees (Note 4)	157,863	6,972
Distribution fees - Class C (Note 5)	58,061	2,460
Distribution fees - Class A (Note 5)	46,201	1,709
Adminstration fees (Note 4)	33,485	15,891
Transfer agent fees and expenses (Note 4)	31,872	16,175
Fund accounting fees (Note 4)	20,308	15,759
Audit fees	9,569	9,358
Registration fees	8,923	8,653
Custody fees (Note 4)	5,305	5,075
Legal fees	5,189	5,402
Chief Compliance Officer fee (Note 4)	4,533	4,275
Reports to shareholders	4,255	1,516
Trustee fees	3,534	2,389
Insurance expense	1,883	-
Other expenses	2,565	1,305
Total expenses	393,546	96,939
Less: advisory fee waiver (Note 4)	(70,704)	(82,081)
Net expenses	322,842	14,858
Net investment income/(loss)	252,351	(2,093)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	1,295,004	(31,337)
Net change in unrealized appreciation on investments	2,388,490	4,930
Net realized and unrealized gain/(loss) on investments	3,683,494	(26,407)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,935,845	$(28,500)

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$252,351	$161,795
Net realized gain on investments	1,295,004	1,216,534
Net change in unrealized appreciation/(depreciation) on investments	2,388,490	(906,354)
Net increase in net assets resulting from operations	3,935,845	471,895

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(242,365)	(148,826)
Class C	(27,073)	(6,144)
From net realized gain on investments
Class A	(558,171)	(1,486,237)
Class C	(187,925)	(530,021)
Total distributions to shareholders	(1,015,534)	(2,166,228)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net change in outstanding shares (a)	(1,027,614	10,132,660

Total increase in net assets	1,892,697	8,438,407

NET ASSETS
Beginning of period	47,283,852	38,845,445
End of period	$49,176,549	$47,283,852
Undistributed net investment income at end of year	$31,179	$48,266

(a) A summary of share transactions is as follows:

	Class A
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	100,204	$1,663,602	748,316	$11,822,088
Shares issued on reinvestments of distributions	47,099	786,552	113,794	1,594,258
Shares redeemed	(255,994)	(4,252,705)	(276,193)	(4,249,868)
Net increase/(decrease)	(108,691)	$(1,802,551)	585,917	$9,166,478

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class C
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	68,150	$1,111,011	117,398	$1,806,408
Shares issued on reinvestments of distributions	12,849	211,111	37,560	519,458
Shares redeemed	(33,459)	(547,185)	(88, 287)	(1,359,684)
Net increase	47,540	$774,937	66,671	$966,182

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2012 (Unaudited)	June 29, 2012* to June 30, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$(2,093)	$-
Net realized gain on investments	(31,337)	-
Net change in unrealized appreciation on investments	4,930	-
Net increase in net assets resulting from operations	(28,500)	-

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(15,586)	-
Class C	(5,341)	-
Total distributions to shareholders	(20,927)	-

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	1,634,867	672,832

Total increase in net assets	1,585,440	672,832

NET ASSETS
Beginning of period	672,832	-
End of period	$2,258,272	$672,832
Undistributed net investment income at end of year	$(2,093)	$-

(a) A summary of share transactions is as follows:

	Class A
	Six Months Ended December 31, 2012 (Unaudited)		June 29, 2012* to June 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	69,888	$1,033,709	39,686	$595,287
Shares issued on reinvestments of distributions	1,074	15,562	-	-
Shares redeemed	(123)	(1,744)	-	-
Net increase	70,839	$1,047,527	39,686	$595,287

* Commencement of operations.
The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class C
	Six Months Ended December 31, 2012 (Unaudited)		June 29, 2012* to June 30, 2012

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	44,245	$653,089	5,168	$77,515
Shares issued on reinvestments of distributions	368	5,318	-	-
Shares redeemed	(4,918)	(71,067)	-	-
Net increase	39,695	$587,340	5,168	$77,515

* Commencement of operations.
The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
FINANCIAL HIGHLIGHTS - Class A
For a share outstanding throughout each period

	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	August 11, 2008* through June 30, 2009

Net asset value, beginning of period	$15.78		$16.55	$12.51	$11.09	$15.00

Income from investment operations:
Net investment income	0.10		0.09	0.06	0.03 ^	0.10	^
Net realized and unrealized gain/(loss) on investments	1.25		0.06	4.00	1.43	(3.96)
Total from investment operations	1.35		0.15	4.06	1.46	(3.86)

Less distributions:
From net investment income	(0.11)		(0.08)	(0.02)	(0.04)	(0.05)
From net realized gain on investments	(0.26)		(0.84)	(0.00)#	-	-
Total distributions	(0.37)		(0.92)	(0.02)	(0.04)	(0.05)

Redemption fees retained	-		-	-	-	0.00	^#

Net asset value, end of period	$16.76		$15.78	$16.55	$12.51	$11.09
Total return	8.56	%‡	1.64%	32.47%	13.13%	-25.72	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$36,920		$36,483	$28,568	$17,922	$9,466
Ratio of expenses to average net assets:
Before expense reimbursement	1.44	%†	1.51%	1.67%	2.17%	3.51	%†
After expense reimbursement	1.15	%†	1.15%	1.15%	1.15%	1.15	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.92	%†	0.24%	(0.13)%	(0.82)%	(1.33	)%†
After expense reimbursement	1.21	%†	0.60%	0.39%	0.20%	1.03	%†
Portfolio turnover rate	13.62	%‡	13.95%	19.34%	16.78%	22.58	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
FINANCIAL HIGHLIGHTS - Class C
For a share outstanding throughout each period

	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011	August 11, 2008* through June 30, 2009

Net asset value, beginning of period	$15.52		$16.33	$12.42	$11.17

Income from investment operations:
Net investment income	0.04		(0.02)	(0.05)	(0.07	)^
Net realized and unrealized gain/(loss) on investments	1.22		0.06	3.96	1.35
Total from investment operations	1.26		0.04	3.91	1.28

Less distributions:
From net investment income	(0.04)		(0.01)	-	(0.03)
From net realized gain on investments	(0.26)		(0.84)	(0.00)#	-
Total distributions	(0.30)		(0.85)	(0.00)	(0.03)

Net asset value, end of period	$16.48		$15.52	$16.33	$12.42
Total return	8.09	%‡	0.90%	31.50%	11.45	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$12,556		$10,800	$10,277	$5,189
Ratio of expenses to average net assets:
Before expense reimbursement	2.19	%†	2.27%	2.42%	2.86	%†
After expense reimbursement	1.90	%†	1.90%	1.90%	1.90	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.19	%†	(0.53)%	(0.88)%	(1.50	)%†
After expense reimbursement	0.48	%†	0.16%	(0.36)%	(0.54	)%†
Portfolio turnover rate	13.62	%‡	13.95%	19.34%	16.78	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
FINANCIAL HIGHLIGHTS - Class A
For a share outstanding throughout each period

	Period Ended December 31, 2012* (Unaudited)

Net asset value, beginning of period	$15.00

Income from investment operations:
Net investment loss	0.00	^#
Net realized and unrealized loss on investments	(0.31)
Total from investment operations	(0.31)

Less distributions:
From net realized gain on investments	(0.14)
Total distributions	(0.14)

Net asset value, end of period	$14.55

Total return	-2.04	% ‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,608
Ratio of expenses to average net assets:
Before expense reimbursement	10.25	% †
After expense reimbursement	1.40	% †
Ratio of net investment loss to average net assets:
Before expense reimbursement	(8.88	)% †
After expense reimbursement	(0.03	)% †
Portfolio turnover rate	21.36	% ‡

* Commencement of operations. The information presented is for the period from June 29, 2012 to December 31, 2012.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
FINANCIAL HIGHLIGHTS - Class C
For a share outstanding throughout each period

	Period Ended December 31, 2012* (Unaudited)

Net asset value, beginning of period	$15.00

Income from investment operations:
Net investment loss	(0.06	)^
Net realized and unrealized loss on investments	(0.30)
Total from investment operations	(0.36)

Less distributions:
From net realized gain on investments	(0.14)
Total distributions	(0.14)

Net asset value, end of period	$14.50

Total return	-2.38	% ‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$650
Ratio of expenses to average net assets:
Before expense reimbursement	10.94	% †
After expense reimbursement	2.15	% †
Ratio of net investment loss to average net assets:
Before expense reimbursement	(9.54	)% †
After expense reimbursement	(0.75	)% †
Portfolio turnover rate	21.36	% ‡

* Commencement of operations. The information presented is for the period from June 29, 2012 to December 31, 2012.
^ Per share numbers have been calculated using the average shares method.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at December 31, 2012 (Unaudited)

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund (each a "Fund" and collectively, the "Funds") are each a diversified series of Advisors Series Trust ("the Trust"), which is registered under the Investment Company Act of 1940 as an open-end managment investment company.  The Funds' investment objective is to seek long-term capital appreciation. The Funds currently offer Class A shares and Class C shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will assess Class C redemptions a 1.00% Contingent Deferred Sales Charge on Funds shares held for one year or less, unless the dealer of record waived its commission. The Davidson Multi-Cap Equity Fund Class A shares and Class C shares commenced operations on August 11, 2008 and July 1, 2009, respectively. The Davidson Small/Mid Equity Fund Class A shares and Class C shares commenced operations on June 29, 2012.

NOTE 2 - SIGNIFICANTACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the Davidson Multi-Cap Equity Fund open tax years 2010-2012, or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at December 31, 2012 (Unaudited), continued

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fees: The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for 7 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. During the six months ended December 31, 2012, the Funds retained no redemption fees.

G.	Events Subsequent to the Fiscal Period End: In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds' own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at December 31, 2012 (Unaudited), continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Funds’ investments are carried at fair value. Equity securities including common stocks and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCPis not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board of Trustees.

Short-Term Securities - Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of December 31, 2012:

Davidson Multi-Cap Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$5,703,923	$-	$-	$5,703,923
Consumer Staples	4,616,473	-	-	4,616,473
Energy	5,264,415	-	-	5,264,415
Financials	7,507,704	-	-	7,507,704
Health Care	5,186,007	-	-	5,186,007
Industrials	5,916,368	-	-	5,916,368
Information Technology	9,541,261	-	-	9,541,261
Materials	2,160,221	-	-	2,160,221
Telecommunication Services	432,700	-	-	432,700
Utilities	1,466,728	-	-	1,466,728
Total Common Stocks	47,795,800	-	-	47,795,800
Short-Term Investments	1,468,724	-	-	1,468,724
Total Investments in Securities	$49,264,524	$-	$-	$49,264,524

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at December 31, 2012 (Unaudited), continued

Davidson Small/Mid Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$392,144	$-	$-	$392,144
Energy	148,605	-	-	148,605
Financials	350,651	-	-	350,651
Health Care	162,581	-	-	162,581
Industrials	276,660	-	-	276,660
Information Technology	603,879	-	-	603,879
Materials	112,924	-	-	112,924
Total Common Stocks	2,047,444	-	-	2,047,444
Exchange-Traded Funds	32,451	-	-	32,451
Short-Term Investments	120,090	-	-	120,090
Total Investments in Securities	$2,199,985	$-	$-	$2,199,985

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at December 31, 2012, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the period ended December 31, 2012.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 - INVESTMENTADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended December 31, 2012, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% and 0.75%, respectively, based upon the average daily net assets of the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund. For the six months ended December 31, 2012, the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund incurred $157,863 and $6,972, respectively, in advisory fees.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at December 31, 2012 (Unaudited), continued

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Davidson Multi-Cap Equity Fund’s Class A and Class C aggregate annual operating expenses to 1.15% and 1.90%, respectively, of average daily net assets. The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Davidson Small/Mid Equity Class A and Class C aggregate annual operating expenses to 1.40% and 2.15%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’payment of current ordinary operating expenses. For the six months ended December 31, 2012, the Advisor reduced its fees and absorbed Funds expenses in the amount of $70,704 for the Davidson Multi-Cap Equity Fund and $82,081 for the Davidson Small/Mid Equity Fund, respectively; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Davidson Multi-Cap Equity Fund		Davidson Small/Mid Equity Fund
Year	Amount	Year	Amount
2013	$182,199	2016	$82,081
2014	168,267		$82,081
2015	145,966
2016	70,704
	$567,136

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’expenses and reviews the Funds’expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

For six months ended December 31, 2012, the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund incurred the following expenses for administration, transfer agency, fund accounting, custody and chief compliance officer fees:

Expenses continued on the following page...

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at December 31, 2012 (Unaudited), continued

	Davidson Multi-Cap Equity Fund	Davidson Small/Mid Equity Fund
Administration	$33,485	$15,891
Transfer Agency (a)	27,833	12,804
Fund Accounting	20,308	15,759
Custody	5,305	5,075
Chief Compliance Officer	4,533	4,275

  (a) Does not include out-of-pocket expenses

At December 31, 2012, the Funds had payables due to USBFS for administration, transfer agency, fund accounting, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Davidson Multi-Cap Equity Fund	Davidson Small/Mid Equity Fund
Administration	$15,997	$8,581
Transfer Agency (a)	14,155	6,055
Fund Accounting	10,091	7,947
Chief Compliance Officer	2,282	2,025
Custody	1,835	-

  (a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Funds that it has received $37,956 and $59,675, respectively, in front-end sales charges resulting from sales of Class A shares of the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund. For the period ended December 31,2012, the Distributor paid Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund front-end sales charges of $36,956 and $59,675, respectively, to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year’s service and distribution fees on the Funds’ Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the period ended December 31, 2012, the Distributor paid DAD $11,101 and $6,411, respectively, in up-front sales commissions on Class C shares for the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund.

Certain officers of the Funds are employees of the Administrator.

NOTE 5 – DISTRIBUTION AGREEMENTAND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of each Fund’s Class A and Class C shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses,payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Paymentsmade pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the six months ended December 31, 2012, the Davidson Multi-Cap Equity Fund Class A and Class C paid the Distributor $46,201 and $58,061, respectively, and the Davidson Small/Mid Equity Fund Class A and Class C paid the Distributor $1,709 and $2,460, respectively.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at December 31, 2012 (Unaudited), continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Davidson Multi-Cap Equity Fund, were $6,433,054 and $7,798,234, respectively.

For the six months ended December 31, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Davidson Small/Mid Equity Fund, were $2,438,954 and $332,652, respectively.

NOTE 7 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and REIT adjustments.

The tax character of distributions paid during the six months ended December 31, 2012, and the year ended June 30, 2012 was as follows:

	Davidson Multi-Cap Equity Fund		Davidson Small/Mid Equity Fund
	December 31, 2012	June 30, 2012	December 31, 2012	June 30, 2012
Ordinary income	$269,438	$ 149,970	$ -	$ -
Long-term capital gains	746,096	2,016,258	20,927	-

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2012, the Davidson Multi-Cap Equity Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Davidson Multi-Cap Equity Fund
Cost of investments (a)	$42,117,337

Gross tax unrealized appreciation	8,496,632
Gross tax unrealized depreciation
(3,197,799)
Net tax unrealized appreciation	5,298,833

Undistributed ordinary income	278,073
Undistributed longterm capital gain	446,209
Total distributable earnings	724,282

Other accumulated gains/(losses)	-
Total accumulated earnings/(losses)	$6,023,115

(a) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at December 31, 2012 (Unaudited), continued

The Davidson Small/Mid Equity Fund’s cost basis of investments for federal income tax purposes at December 31, 2012 was as follows (because tax adjustments are calculated annually, these amounts do not reflect tax adjustments since the Fund did not have a full fiscal year):

Davidson Small/Mid Equity Fund
Cost of investments (a)	$2,195,055

Gross tax unrealized appreciation	92,900
Gross tax unrealized depreciation	(87,970)
Net tax unrealized appreciation	$4,930

Davidson Funds
NOTICE TO SHAREHOLDERS at December 31, 2012 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form NQ

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NQ. The Funds’ Form NQ is available on the SEC’s website at http://www.sec.gov. The Funds’ Form NQ may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form NQ is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semiannual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call tollfree at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement with Davidson Investment Advisors, Inc. (the “Advisor”) for an annual term for the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund. In addition, the Trustees considered and approved the continuance of the Advisory Agreement for the Davidson Equity Income Fund and Davidson Intermediate Fixed Income Fund, each of which had not yet commenced operations at the time of this meeting (the “Funds”),. At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.	The nature, Extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.	The Funds’ historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Funds as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and their peer funds as classified by Lipper and Morningstar. While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe. In reviewing the performance of the Funds, the Board took into account that the Davidson Small/Mid Equity Fund was newer, with only a few months of performance history, and that the Davidson Equity Income Fund and Davidson Intermediate Fixed Income Fund had each not yet commenced operations.

Davidson Multi-Cap Equity Fund: The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for all relevant periods with the exception of the three-month period, for which the Fund’s performance was below its Lipper Index. The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for all relevant periods with the exception of the three month period, for which the Fund’s performance was below its peer group median and average.

Davidson Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

The Board also considered any differences of performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

3.	The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement. In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund. The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds as well as fees charged by the Advisor to other similarly managed accounts. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Davidson Multi-Cap Equity Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.15% for Class A shares and 1.90% for Class C shares (respectively, the “Expense Caps”). The Board noted that the Fund’s total expense ratio for Class A shares was below its peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes, and the total expense ratio for Class C shares was above its peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also noted that the Fund’s contractual advisory fee was above its peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes, and that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average. The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were in line with the management fees charged to the Advisor’s separately managed account clients. As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Davidson Small/Mid Equity Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.40% for Class A shares and 2.15% for Class C shares (respectively, the “Expense Caps”). The Board noted that the Fund’s total expense ratio was above its peer group median and average for Class A and Class C shares. Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Class A shares was below the average, and the total expense ratio for the Class C shares was above the average, of this segment of its peer group. The Board also noted that the Fund’s contractual advisory fee was above its peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were in line with the management fees charged to the Advisor’s separately managed account clients. As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Davidson Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

Davidson Equity Income Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.10% for Class A shares and 1.85% for Class C shares (respectively, the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratio was above its peer group median but below its peer group average for Class A shares, and above its peer group median and average for Class C shares. The Board also noted that the Fund’s contractual advisory fee was below its peer group median and average. The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees to be charged to the Fund. The Board found that the management fees to be charged to the Fund were in line with the management fees charged to the Advisor’s separately managed account clients. As a result, the Trustees noted that the Fund’s estimated expenses and advisory fee were not outside the range of its peer group.

Davidson Intermediate Fixed Income Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.94% for Class A shares and 0.69% for Class I shares (respectively, the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratio was above its peer group median and average for Class A shares, and below its peer group median and average for Class C shares. The Board also noted that the Fund’s contractual advisory fee was below its peer group median and average. The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees to be charged to the Fund. The Board found that the management fees to be charged to the Fund were in line with the management fees charged to the Advisor’s separately managed account clients. As a result, the Trustees noted that the Fund’s estimated expenses and advisory fee were not outside the range of its peer group.

4.	Economies of scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow. The Board noted that the Advisor contractually agreed to reduce its advisory fee or reimburse Fund expenses so that the Funds do not exceed the Expense Caps. The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.	The profits to be realized by the Advisor and its affiliates from its relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including “soft dollar” benefits that may be received in exchange for Fund brokerage, Rule 12b-1 fees received from the Funds and fees received by the Advisor’s affiliated broker-dealer in connection with client assets that are invested in the Funds. The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving any additional fall-out benefits from receiving an advisory fee both at the separate account and at the Fund level for these accounts. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had adequate resources and profit levels to support the services it provides to the Funds.

Davidson Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including advisory fee, was fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of the Funds and their shareholders.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
877-332-0529

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be usedas sales literature unless preceded or accompanied by a current prospectus.To obtain a free prospectus please call 877-332-0529.
DAVIDSON MULTI-CAP EQUTIY FUND DAVIDSON SMALL/MID EQUITY FUND Semi-Annual Report For the period ended December 31, 2012

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
           Douglas G. Hess, President

Date 3/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
   Douglas G. Hess, President

Date 3/6/13

By (Signature and Title)* /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date 3/6/13

* Print the name and title of each signing officer under his or her signature